UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 4, 2019

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)

(425) 679-7200
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On February 4, 2019, Liberty Expedia Holdings, Inc., a Delaware corporation (“Liberty”), and Mr. Barry Diller (“Mr. Diller”), Chairman of the Board of Directors and Senior Executive of Expedia Group, Inc., a Delaware corporation (the “Company”), filed an amended statement on Schedule 13D/A constituting Amendment No. 2 to the Schedule 13D filed on November 14, 2016 (the “Schedule 13D/A”) with respect to the securities of the Company.

As described in the Schedule 13D/A, on February 1, 2019, a member of Expedia management, as authorized by a special committee of disinterested directors formed by the Board of Directors of the Company (the “Special Committee”), conveyed to a member of Liberty management a proposal for the Company to acquire the outstanding shares of Liberty in a business combination transaction in which the outstanding shares of Liberty’s Series A common stock and Series B common stock would be exchanged for newly issued shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”).  Over the course of the next two days, the member of Expedia management, as authorized by the Special Committee, and the member of Liberty management, as authorized by a committee of the Board of Directors of Liberty composed of all of Liberty’s Common Stock Directors (the “Transaction Committee”), engaged in discussions regarding a possible exchange ratio for the transaction.

As of the filing of the Schedule 13D/A, the member of Expedia management had last proposed a possible exchange ratio of 0.347 of a share of Common Stock for each outstanding share of Liberty Series A common stock and Liberty Series B common stock (the “Expedia Proposal”), subject to the negotiation of mutually acceptable transaction agreements.  In connection with conveying the Expedia Proposal, the member of Expedia management also communicated that the Special Committee had not authorized making any proposal to Liberty with a higher exchange ratio.  Based on a total of 54,496,214 shares of Liberty Series A common stock and 2,830,174 shares of Liberty Series B common stock outstanding on December 31, 2018, the Expedia Proposal would involve the issuance by the Company of an aggregate of 19,892,257 shares of Common Stock in respect of all outstanding shares of Liberty common stock.  Liberty beneficially owns 11,076,672 shares of Common Stock and 12,799,999 shares of Class B common stock, $0.0001 par value per share, of the Company (the “Class B Common Stock”).

Also, as of the filing of the Schedule 13D/A, the member of Liberty management had last proposed a possible exchange ratio of 0.373 of a share of Common Stock for each outstanding share of Liberty Series A common stock and Liberty Series B common stock (the “Liberty Proposal”), subject to the negotiation of mutually acceptable transaction agreements.  In connection with conveying the Liberty Proposal, the member of Liberty management also communicated that the Transaction Committee had not authorized making any proposal to the Company with a lower exchange ratio.  Based on the number of outstanding shares of Liberty common stock on December 31, 2018, the Liberty Proposal would involve the issuance by the Company of an aggregate of 21,382,743 shares of Common Stock in respect of all outstanding shares of Liberty common stock.

In addition, it is expected that, in connection with the consummation of any such transaction, as would be permitted under certain circumstances by the governance and shareholder agreements relating to the Company currently in effect, Mr. Diller may exchange shares of Common Stock beneficially owned by him for shares of Class B Common Stock currently owned by Liberty and a charitable foundation formed by Mr. Diller may likewise exchange shares of Common Stock it owns for shares of Class B Common Stock currently owned by Liberty, and that Mr. Diller and the Company may enter into certain amendments to the governance agreement currently in effect relating to Mr. Diller’s ability to exchange for or purchase in the future additional shares of Class B Common Stock, as well as other governance arrangements and transfer restrictions.  Such exchange would not affect the consideration to be paid in any potential transaction between Liberty and the Company.

The Company expects that there may be continued discussions among the parties regarding a potential transaction and related matters, including the terms of any continuing governance agreement between Mr. Diller and the Company.  There can be no assurance that any discussions that may occur among the Company, Liberty, Mr. Diller and/or the Special Committee or the Transaction Committee will contain transaction terms consistent with those described above, or result in the entry into a definitive agreement concerning a transaction (or the terms and conditions thereof) or, if such a definitive agreement is reached, will result in the consummation of a transaction provided for in such definitive agreement.  Discussions concerning a possible transaction may be terminated at any time and without prior notice.

The Company does not intend to disclose developments with respect to the foregoing unless and until the Boards of Directors of the Company and Liberty have approved a specific transaction, if any, except as may be required by law.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect the views of the Company’s management regarding current expectations and projections about future events and are based on currently available information.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, Part I, Item 1A, “Risk Factors,” as well as those discussed elsewhere in this report.  Other unknown or unpredictable factors also could have a material adverse effect on the Company’s business, financial condition and results of operations.  Accordingly, readers should not place undue reliance on these forward-looking statements.  The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.  These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  The Company is not under any obligation to, and does not intend to, publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.  Please carefully review and consider the various disclosures made in this report and in the Company’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company’s business, prospects and results of operations.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary

Dated: February 4, 2019